Securities and Exchange Commission

                         Washington, DC  20549

                               Form 8-K

                            Current Report

                Pursuant to Section 13 to 15(d) of the
                     Securities Exchange Act 1934


                  Date of Report September 28, 1994
                   (Date of earliest event reported)




                California Energy Company, Inc.
        (Exact name of registrant as specified in its charter)




      Delaware             1-9874                  94-2213782
(State of other       (Commission File          (IRS Employer
jurisdiction of        Number)                  Identification No)
incorporation)



      10831 Old Mill Road       Omaha, Nebraska         68154
(Address of principal executive offices)               Zip Code



Registrant's Telephone Number, including area code: (402)330-8900



                           N/A
     (Former name or former address, if changed since last report)

     ITEM 5.  Other Events



      On September 28, 1994, the Registrant announced that San Diego Gas & Electric Company voluntarily dismissed with prejudice a lawsuit against Yuma Cogeneration Associates, a subsidiary of the Registrant. A copy of the press release issued by the Registrant is set forth as Exhibit 1 hereto and is incorporated herein by reference.




ITEM 7.  Financial Statements and Exhibits

      Exhibit 1 - Press Release dated September 28, 1994.

                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                California Energy Company, Inc.



                                By:   /s/Douglas L. Anderson
                                      Douglas L. Anderson
                                      Assistant Secretary

Dated:  September 30, 1994